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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               Amendment No. 1

                              to CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                   the Securities and Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                                March 6, 1996



                          FAMILY GOLF CENTERS, INC.

           (Exact Name of Registrant as Specified in its Charter)

     Delaware                        0-25098                    11-3223246
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(State or other                 (Commission File                (IRS Employer
 jurisdiction of                 Number)                         Identification
 incorporation)                                                  No.)


                            225 Broadhollow Road
                          Melville, New York 11747
                  ----------------------------------------
                  (Address of principal executive offices)

                  Registrant's Telephone Number, including
                         area code:  (516) 694-1666


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               (Former Address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

                By Current Report on Form 8-K dated March 6, 1996 (the "Original Form 8-K"), Family Golf Centers, Inc. (the "Company") reported the completion of its acquisition of certain assets from:

                (i)     Owls' Creek Golf Center, Inc. (the "Owl's Creek
Seller"); and

                (ii) Flemington Equities VII ("Equities") and Flemington Golf and Sports Center, LLC ("FGS", and collectively with Equities, the "Flemington Sellers").

                By Current Report on Form 8-K dated April 19, 1996 (the "Second Form 8-K"), the Company reported the completion of its acquisition of certain assets from 202 Golf Associates, Inc. (the "Yorktown Seller").

                At the time of filing the Original Form 8-K and the Second Form 8-K with the Securities and Exchange Commission, the Company did not have adequate information to determine whether the disclosure required in respect of the businesses acquired from the Owl's Creek Seller, the Flemington Sellers and the Yorktown Seller was disclosure under Item 2 or Item 5 of Form 8-K. The Company has determined that the information required by Item 2 of Form 8-K is required to be disclosed in respect of the acquisitions of the businesses from the Owl's Creek Seller, the Flemington Sellers and the Yorktown Seller. Accordingly, the Original Form 8-K is amended and supplemented by the addition of the following:

                Virginia Beach Golf Center

                On March 6, 1996, the Company acquired certain assets from Owl's Creek Seller pursuant to a purchase agreement. The acquired assets included (i) a long-term lease from the City of Virginia Beach in respect of approximately

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

40 acres of real property in the City of Virginia Beach and the improvements thereon (the "City Land"); (ii) a long-term lease from R.H. Braithwaite and N.F. Braithwaite in respect of approximately 41 acres of real property in the City of Virginia and the improvements thereon (the "Braithwaite Land"); (iii) as a golf recreational facility (which includes a driving range, an executive golf course, a pro shop, a club house and other related facilities) on the City Land and the Braithwaite Land (collectively, the "Premises") and known as "Owl's Creek Golf Center"; and (iv) certain equipment, fixtures and personal property used in connection with the operation of the golf center (collectively with the Premises, the "Owl's Creek Assets").

                Pursuant to the purchase agreement, dated March 6, 1996, between the Owl's Creek Seller and a wholly-owned subsidiary of the Company (the "OC Purchase Agreement") the Company purchased the Owl's Creek Assets for (i) 50,000 shares of Common Stock of the Company (16,667 of which have been placed in escrow for one year to satisfy indemnification claims of the Company, if any under the OC Purchase Agreement) and (ii) $1.8 million in cash, all of which was derived from working capital.

                The Company intends to continue operating the Owl's Creek Assets as the "Owl's Creek Golf Center," in substantially the same manner as previously conducted.

                Flemington Golf Center

                On March 7, 1996, the Company, pursuant to two purchase agreements, acquired certain assets from Equities and FGS, respectively. The assets acquired from Equities included approximately 17 acres of real property in Flemington, New Jersey (the "Land") on which there is a driving range, a


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miniature golf course, batting cages, a pro shop and a club house, used and operated as "Flemington Golf and Sports Center" (the "Premises"). The assets acquired from FGS included certain equipment, fixtures and personal property used in connection with the operation of this golf center (the "Fixtures", and collectively with the Premises, the "Acquired Assets"). FGS had, prior to March 7, 1996, leased the Premises from Equities.

                Pursuant to the purchase agreement (the "Land Purchase Agreement"), dated as of March 7, 1996, between Equities and a wholly-owned subsidiary of the Company ("Company Sub"), the Company purchased the Land for a mortgage note (the "Note") in the principal amount of $1.7 million, bearing interest at the rate of 5.25% per annum, and payable on March 7, 2001. The
Note is secured by:

        (i)     a mortgage on the Premises; and

        (ii) the improvements, fixtures, equipment and personal property on the Land pursuant to a security agreement.

                Pursuant to the purchase agreement, dated as of March 7, 1996 (the "Second Purchase Agreement"), between FGS and Company Sub, the Company purchased the Fixtures from FGS in exchange for 100,000 shares of Common Stock of the Company.

As part of the acquisition, FGS placed $112,500 in cash in escrow for one year to satisfy indemnification claims of the Company, if any, under the Second Purchase Agreement.

                The Company intends to continue operating the Acquired Assets as a golf recreational facility, under the name the "Flemington Family Golf Center".

                The foregoing summary of the acquisitions and related transactions is incomplete and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits 1 through 14 annexed hereto.

                                    - 4 -





                Annexed hereto as Exhibit 15 is a press release issued by the Company on March 8, 1996 announcing, among other things, the Company's acquisitions of the "Owl's Creek Golf Center and "Flemington Golf and Sports Center".

                Accordingly, the Second Form 8-K is amended and supplemented by the addition of the following:

                Yorktown Golf Center

                On April 8, 1996, the Company acquired certain assets from the Yorktown Seller pursuant to a purchase agreement. The acquired assets included
(i) approximately 16 acres of real property in Yorktown Heights, New York (the "Land") on which there is a driving range and related facilities, used and operated as "RT 202 Golf Center" (the "Premises"); and (ii) certain equipment, fixtures and personal property used in connection with the operation of this golf center (collectively with the Premises, the "Yorktown Assets").

                Pursuant to the purchase agreement, dated April 8, 1996, among the Yorktown Seller, the Company and a wholly-owned subsidiary of the Company, the Company purchased the Yorktown Assets for:

                (i) $1,601,605.20 in cash, all of which was derived from workingcapital; and

                (ii) 30,900 shares of Common Stock of the Company (10,000 of whichhave been placed in escrow for a period of up to 2 years fromApril 8, 1996 pending the receipt of various approvals).

                The Company intends to continue operating the Yorktown Assets as a golf recreation facility, under the name "Yorktown Family Golf Centers" and to make some capital improvements to such assets.

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                The foregoing summary of the acquisition is incomplete and is qualified in its entirety by reference to the copies of the agreements filed as
Exhibit 15 through 20 annexed hereto.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)     Financial Statements of Business Acquired.

                        In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits 21, 22, 23 and 24 respectively are the financial statements of Owl's Creek Golf Center, Inc., Flemington Golf and Sports Center, LLC and 202 Golf Associates, Inc. prepared pursuant to Regulation S-X.

                (b)     Pro Forma Financial Information.

                        In accordance with Item 7(b)(2) of Form 8-K, attached hereto as Exhibit 25 are the pro forma financial statements required by Article 11 of Regulation S-X.

                (c)     Exhibits

        1. Purchase Agreement, dated March 6, 1996 between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

        2. Escrow Agreement dated March 6, 1996 among Family Golf Centers, Inc., Owl's Creek Golf Center, Inc. and Continental Stock Transfer & Trust Company.

        3. Registration Rights Agreement, dated March 6, 1996, between Family Golf Centers, Inc. and certain stockholders of Owl's Creek Golf Center, Inc. listed on Schedule 1 thereto.

        4. Deed of Assignment dated February 27, 1996 between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc. and the City of Virginia Beach, Virginia.

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        5.      Deed of Assignment dated March 1, 1996 between Owl's Creek
Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        6. Deed for Improvements, dated as of March 1, 1996, between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        7. Bill of Sale, dated as of March 6, 1996, between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        8. Purchase Agreement, dated March 7, 1996, between Flemington Equities VII and Flemington Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

        9. Purchase Agreement, dated March 7, 1996, between Flemington Golf and Sports Center, LLC and Flemington Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

        10. Security Agreement, dated March 7, 1998, by Flemington Family Golf Centers, Inc. in favor of Flemington Equities VII.

        11. Guaranty dated March 7, 1996, by Family Golf Centers, Inc., in favor of Flemington Equities VII.

        12. Mortgage Note, dated March 7, 1996, in the principal amount of $1,700,000 made by Flemington Family Golf Centers, Inc. in favor of Flemington Equities VII and related Mortgage Deed.

        13. Cash Escrow Agreement, dated March 7, 1996 among Flemington Family Golf Centers, Inc., Flemington Golf and Sports Center, LLC and Continental Stock Transfer and Trust Company.

        14.     Press Release issued by the Company on March 8, 1996.

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        15.     Purchase Agreement, dated April 8, 1996 among 202 Golf
Associates, Inc., Family Golf Centers, Inc. and Yorktown Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

        16. Escrow Agreement dated April 8, 1996 among Family Golf Centers, Inc., 202 Golf Associates, Inc., Yorktown Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

        17. Registration Rights Agreement, dated April 8, 1996, between Family Golf Centers, Inc. and 202 Golf Associates, Inc.

        18. Assignment and Assumption Agreement, dated April 8, 1996, between 202 Golf Associates, Inc. and Yorktown Family Golf Centers, Inc.

        19.     Bill of Sale dated April 8, 1996 by 202 Golf Associates, Inc.

        20. Indenture, dated April 8, 1996 between 202 Golf Associates, Inc. and Yorktown Family Golf Centers, Inc.

        21. Audited Financial Statements of Owl's Creek Golf Center, Inc. for the year ended December 31, 1995.

        22. Audited Financial Statements of Flemington Golf and Sports Center, LLC for the year ended December 31, 1995.

        23. Audited Financial Statements of 202 Golf Associates, Inc. for the year ended December 31, 1995.

        24. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the three months ended March 31, 1996.

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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 20, 1996

                                FAMILY GOLF CENTERS, INC.


                                By: /s/ Dominic Chang
                                    ---------------------
                                        Dominic Chang,
                                        President and Chief Executive Officer

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                             INDEX TO EXHIBITS

                                                                           Page
Exhibit                                                                     No.
-------                                                                    ----

        1. Purchase Agreement, dated March 6, 1996 between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

        2. Escrow Agreement dated March 6, 1996 among Family Golf Centers, Inc., Owl's Creek Golf Center, Inc. and Continental Stock Transfer & Trust Company.

        3. Registration Rights Agreement, dated March 6, 1996, between Family Golf Centers, Inc. and certain stockholders of Owl's Creek Golf Center, Inc. listed on Schedule 1 thereto.

        4. Deed of Assignment dated February 27, 1996 between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc. and the City of Virginia Beach, Virginia.

        5. Deed of Assignment dated March 1, 1996 between Owl's Creek Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        6. Deed for Improvements, dated as of March 1, 1996, between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        7. Bill of Sale, dated as of March 6, 1996, between Owl's Creek Golf Center, Inc. and Virginia Beach Family Golf Centers, Inc.

        8. Purchase Agreement, dated March 7, 1996, between Flemington Equities VII and Flemington Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

        9. Purchase Agreement, dated March 7, 1996, between Flemington Golf and Sports Center, LLC and Flemington Family Golf Centers, Inc., a wholly-owned subsidiary of Family Golf Centers, Inc.

        10.     [OMITTED]

        11. Guaranty dated March 7, 1996, by Family Golf Centers, Inc., in favor of Flemington Equities VII.

        12. Mortgage Note, dated March 7, 1996, in the principal amount of $1,700,000 made by Flemington Family Golf Centers, Inc. in favor of Flemington Equities VII and related Mortgage Deed.

        13. Cash Escrow Agreement, dated March 7, 1996 among Flemington Family Golf Centers, Inc., Flemington Golf and Sports Center, LLC and Continental Stock Transfer and Trust Company.

        14.     Press Release issued by the Company on March 8, 1996.

        15. Purchase Agreement, dated April 8, 1996 among 202 Golf Associates, Inc., Family Golf Centers, Inc. and Yorktown Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

        16. Escrow Agreement dated April 8, 1996 among Family Golf Centers, Inc., 202 Golf Associates, Inc., Yorktown Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

        17. Registration Rights Agreement, dated April 8, 1996, between Family Golf Centers, Inc. and 202 Golf Associates, Inc.

        18. Assignment and Assumption Agreement, dated April 8, 1996, between 202 Golf Associates, Inc. and Yorktown Family Golf Centers, Inc.

        19.     Bill of Sale dated April 8, 1996 by 202 Golf Associates, Inc.

        20. Indenture, dated April 8, 1996 between 202 Golf Associates, Inc. and Yorktown Family Golf Centers, Inc.

        21. Audited Financial Statements of Owl's Creek Golf Center, Inc. for the year ended December 31, 1995.

        22. Audited Financial Statements of Flemington Golf and Sports Center, LLC for the year ended December 31, 1995.

        23. Audited Financial Statements of 202 Golf Associates, Inc. for the year ended December 31, 1995.

        24. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the three months ended March 31, 1996.